AXP(R) Partners
                                                                     Fundamental
                                                                      Value Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) ruler

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

When the Price is Right

Market cycles come and go, but good stock selection never goes out of style. AXP Partners Fundamental Value Fund makes its choices by first identifying high-quality, growing companies, then waiting for opportunities to buy their stocks when prices drop to attractive levels. By holding such stocks for extended periods and employing a rigorous price discipline when both buying and selling, the Fund aims to generate above-average returns.

CONTENTS

From the Chairman                                   3
From the Portfolio Manager                          3
Fund Facts                                          5
The 10 Largest Holdings                             6
Financial Statements                                7
Notes to Financial Statements                      10
Investments in Securities                          17

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2 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

From the Portfolio Manager

The past six months was an eventful period for the U.S. stock market. AXP Partners Fundamental Value Fund fared relatively well, although its Class A shares did experience a loss of 4.19% (excluding the sales charge) for the initial reporting period -- June 18 (when shares became publicly available) through Nov. 30, 2001. This compares with a loss of 6.52% for the period from July 1 to Nov. 30, 2001 for the Lipper Large-Cap Value Funds Index.

Since June, continued signs of economic declaration encouraged moods of anxiety among many investors. The tragic events of Sept. 11 left many Americans with a tremendous sense of uncertainty and fear, and caused a further decline in stock prices. Although the markets have rebounded since Sept. 11, there is still much uncertainty among investors about the near-term direction of the U.S. economy and stock market.

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3 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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WINNERS AND LOSERS

Capital goods and consumer staple stocks helped the Fund achieve a competitive return for the period, with Tyco International and Sealed Air Corporation providing strong contributions to performance. On the other hand, some of the Fund's technology holdings, including Tellabs and Hewlett Packard, declined in value. Among the Fund's financial positions, Providian was a notable underperformer.

In the wake of the Sept. 11 terrorist attacks, we divided our portfolio positions into three categories: those companies that we believe will experience relatively little impact, companies that will be affected, and companies that may benefit. In the first group are pharmaceutical producers such as Merck and Eli Lilly, as well as Tyco's healthcare products business. In the second category are consumer finance companies. In the third group are high-quality property/casualty insurance companies. Although the insurance industry will bear high costs to cover damages from the attacks, we think a select few will ultimately be able to underwrite more business and gain market share over their competitors.

By categorizing companies this way, we are seeking to identify investment opportunities presented by the current market environment. As a result, we plan to add to positions in companies whose stock prices appear to understate the long-term value inherent in their businesses. In contrast, we will try to take advantage of price appreciation to trim investments in companies that investors may perceive as near-term safe havens but, according to our analysis, have poor long-term prospects.

Our portfolio continues to emphasize high-quality financials, capital goods, consumer products, pharmaceutical, and select technology companies. These holdings reflect long-term investment themes that are based on the strong influences of demographic trends, globalization, consolidation and business capital spending trends. It is important to note that we have chosen to maintain investments in businesses that we believe will fare better over full market cycles rather than try to rotate from sector to sector over the short term.

We maintain a realistic long-term view for the U.S. stock market, and recognize that the market may remain in a trading range for months and, perhaps, years to come. Still, we think our disciplined style, which centers on owning attractively priced stocks of high-quality companies, will reward patient investors over the long term.

Chris Davis

Portfolio manager and chief executive officer, Davis Selected Advisers, L.P.

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4 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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Fund Facts

Class A -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.57
June 18, 2001*                                                    $4.77
Decrease                                                          $0.20

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.19%

Class B -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.56
June 18, 2001*                                                    $4.77
Decrease                                                          $0.21

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.40%

Class C -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.58
June 18, 2001*                                                    $4.77
Decrease                                                          $0.19

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -3.98%

Class Y -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.57
June 18, 2001*                                                    $4.77
Decrease                                                          $0.20

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.19%

 * When shares became publicly available.

** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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The 10 Largest Holdings

                                      Percent                     Value
                                  (of net assets)         (as of Nov. 30, 2001)

Tyco Intl                               7.3%                   $7,938,000
Philip Morris                           4.6                     5,023,605
Household Intl                          4.3                     4,701,503
Merck & Co                              4.1                     4,471,500
Citigroup                               3.7                     4,004,440
American Intl Group                     3.5                     3,831,600
United Parcel Service Cl B              3.3                     3,586,836
Costco Wholesale                        2.9                     3,135,496
Wells Fargo                             2.9                     3,103,000
Masco                                   2.4                     2,639,273

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 39.0% of net assets

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6 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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


Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

Nov. 30, 2001

Assets
Investments in securities, at value (Note 1)
   (identified cost $106,222,542)                                                                      $107,973,360
Cash in bank on demand deposit                                                                                2,316
Capital shares receivable                                                                                   109,008
Dividends and accrued interest receivable                                                                    94,807
Other prepaid expenses                                                                                       42,859
                                                                                                             ------
Total assets                                                                                            108,222,350
                                                                                                        -----------

Liabilities
Accrued investment management services fee                                                                    2,077
Accrued distribution fee                                                                                      1,557
Accrued transfer agency fee                                                                                     660
Accrued administrative services fee                                                                             171
Other accrued expenses                                                                                       29,530
                                                                                                             ------
Total liabilities                                                                                            33,995
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                     $108,188,355
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    236,939
Additional paid-in capital                                                                              106,428,777
Net operating loss                                                                                          (16,660)
Accumulated net realized gain (loss)                                                                       (211,519)
Unrealized appreciation (depreciation) on investments                                                     1,750,818
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $108,188,355
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 65,409,277
                                                            Class B                                    $ 41,345,568
                                                            Class C                                    $  1,423,404
                                                            Class Y                                    $     10,106
Net asset value per share of outstanding capital stock:     Class A shares         14,311,431          $       4.57
                                                            Class B shares          9,069,128          $       4.56
                                                            Class C shares            311,105          $       4.58
                                                            Class Y shares              2,211          $       4.57
                                                                                        -----          ------------

See accompanying notes to financial statements.

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7 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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


Statement of operations
AXP Partners Fundamental Value Fund

For the period from June 18, 2001* to Nov. 30, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                                 $ 259,022
Interest                                                                                                     62,278
                                                                                                             ------
Total income                                                                                                321,300
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          154,714
Distribution fee
   Class A                                                                                                   32,446
   Class B                                                                                                   79,228
   Class C                                                                                                    2,880
Transfer agency fee                                                                                          42,336
Incremental transfer agency fee
   Class A                                                                                                    2,819
   Class B                                                                                                    2,944
   Class C                                                                                                      111
Service fee -- Class Y                                                                                            5
Administrative services fees and expenses                                                                    12,716
Custodian fees                                                                                               21,310
Printing and postage                                                                                         16,805
Registration fees                                                                                            28,165
Audit fees                                                                                                    6,875
Other                                                                                                         6,976
                                                                                                              -----
Total expenses                                                                                              410,330
   Expenses reimbursed by AEFC (Note 2)                                                                     (72,347)
                                                                                                            -------
                                                                                                            337,983
   Earnings credits on cash balances (Note 2)                                                                   (48)
                                                                                                                ---
Total net expenses                                                                                          337,935
                                                                                                            -------
Investment income (loss) -- net                                                                             (16,635)
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                 (211,519)
Net change in unrealized appreciation (depreciation) on investments                                       1,844,005
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,632,486
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $1,615,851
                                                                                                         ==========

* When shares became publicly available.

See accompanying notes to financial statements.

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8 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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


Statement of changes in net assets
AXP Partners Fundamental Value Fund

For the period from June 18, 2001* to Nov. 30, 2001

Operations
Investment income (loss) -- net                                                                        $    (16,635)
Net realized gain (loss) on security transactions                                                          (211,519)
Net change in unrealized appreciation (depreciation) on investments                                       1,844,005
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                           1,615,851
                                                                                                          ---------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                               64,179,202
   Class B shares                                                                                        41,437,497
   Class C shares                                                                                         1,446,048
   Class Y shares                                                                                             1,000
Payments for redemptions
   Class A shares                                                                                        (1,558,867)
   Class B shares (Note 2)                                                                                 (791,905)
   Class C shares (Note 2)                                                                                  (47,259)
                                                                                                            -------
Increase (decrease) in net assets from capital share transactions                                       104,665,716
                                                                                                        -----------
Total increase (decrease) in net assets                                                                 106,281,567
Net assets at beginning of period**                                                                       1,906,788
                                                                                                          ---------
Net assets at end of period                                                                            $108,188,355
                                                                                                       ============

 * When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $93,212 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

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9 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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Notes to Financial Statements

AXP Partners Fundamental Value Fund

(Unaudited as to Nov. 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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10 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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11 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2002, and will cover the six-month period beginning July 1, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has an Investment Subadvisory Agreement with Davis Selected Advisers, L.P.

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12 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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


Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2002. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y of the Fund's average daily net assets. In addition, for the period ended Nov. 30, 2001, AEFC and American Express
Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.29% for Class A, 2.07% for Class B, 2.07% for Class C and 1.02% for Class Y.

Sales charges received by the Distributor for distributing Fund shares were $400,665 for Class A, $3,113 for Class B and $219 for Class C for the period ended Nov. 30, 2001.

During the period ended Nov. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $48 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $98,744,721 and $3,394,510, respectively, for the period ended Nov. 30, 2001. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from June 18, 2001* to Nov. 30, 2001 are as follows:

                                             Class A          Class B            Class C         Class Y

Sold                                       14,274,495         9,252,342          320,028           211
Issued for reinvested distributions                --                --               --            --
Redeemed                                     (357,064)         (185,214)         (10,923)           --
                                             --------          --------          -------            --
Net increase (decrease)                    13,917,431         9,067,128          309,105           211
                                           ----------         ---------          -------           ---

* When shares became publicly available.

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13 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended Nov. 30, 2001.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.77

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.20)

Total from investment operations                                   (.20)

Net asset value, end of period                                    $4.57

Ratios/supplemental data

Net assets, end of period (in millions)                             $65

Ratio of expenses to average daily net assets(c,e)                1.29%(d)

Ratio of net investment income (loss)
to average daily net assets                                        .22%(d)

Portfolio turnover rate (excluding short-term securities)            7%

Total return(i)                                                  (4.19%)

See accompanying notes to financial highlights.

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14 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT



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Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.77

Income from investment operations:

Net investment income (loss)                                       (.01)

Net gains (losses) (both realized and unrealized)                  (.20)

Total from investment operations                                   (.21)

Net asset value, end of period                                    $4.56

Ratios/supplemental data

Net assets, end of period (in millions)                             $41

Ratio of expenses to average daily net assets(c,f)                2.07%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.55%)(d)

Portfolio turnover rate (excluding short-term securities)            7%

Total return(i)                                                  (4.40%)


Class C

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.77

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.19)

Total from investment operations                                   (.19)

Net asset value, end of period                                    $4.58

Ratios/supplemental data

Net assets, end of period (in millions)                              $1

Ratio of expenses to average daily net assets(c,g)                2.07%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.54%)(d)

Portfolio turnover rate (excluding short-term securities)            7%

Total return(i)                                                  (3.98%)

See accompanying notes to financial highlights.

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15 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.77

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.20)

Total from investment operations                                   (.20)

Net asset value, end of period                                    $4.57

Ratios/supplemental data

Net assets, end of period (in millions)                             $--

Ratio of expenses to average daily net assets(c,h)                1.02%(d)

Ratio of net investment income (loss)
to average daily net assets                                        .48%(d)

Portfolio turnover rate (excluding short-term securities)            7%

Total return(i)                                                  (4.19%)


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to Nov. 30, 2001 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.64% for the period ended Nov. 30, 2001.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.36% for the period ended Nov. 30, 2001.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.36% for the period ended Nov. 30, 2001.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.98% for the period ended Nov. 30, 2001.

(i) Total return does not reflect payment of a sales charge.

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16 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund

Nov. 30, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (91.3%)

Issuer                                                Shares            Value(a)

Banks and savings & loans (6.0%)
Bank One                                              40,900          $1,531,296
Golden West Financial                                 36,500           1,887,050
Wells Fargo                                           72,500           3,103,000
Total                                                                  6,521,346

Beverages & tobacco (4.6%)
Philip Morris                                        106,500           5,023,605

Building materials & construction (4.0%)
Martin Marietta Materials                             17,100             726,750
Masco                                                126,100           2,639,273
Vulcan Materials                                      21,200             980,500
Total                                                                  4,346,523

Communications equipment & services (2.1%)
Loral Space & Communications                          67,100(b)          154,330
Lucent Technologies                                   56,600             414,312
Tellabs                                              109,100(b)        1,667,048
Total                                                                  2,235,690

Computer software & services (0.6%)
BMC Software                                          30,800(b)          515,900
Novell                                                26,000(b)          110,760
Total                                                                    626,660

Computers & office equipment (4.5%)
First Data                                             6,400             468,736
Hewlett-Packard                                       90,900           1,998,891
Lexmark Intl Cl A                                     47,000(b)        2,428,490
Total                                                                  4,896,117

Electronics (0.6%)
Agilent Technologies                                  22,600(b)          616,302

Energy (5.0%)
Conoco                                                17,000             465,290
Devon Energy                                          42,000           1,444,380
EOG Resources                                         30,200           1,056,396
Phillips Petroleum                                    43,800           2,436,594
Total                                                                  5,402,660

Financial services (10.2%)
Citigroup                                             83,600           4,004,440
Household Intl                                        79,700           4,701,503
Morgan Stanley, Dean Witter, Discover & Co            29,300           1,626,150
Providian Financial                                   28,500              76,095
Stilwell Financial                                    28,200             668,904
Total                                                                 11,077,092

Food (0.8%)
Kraft Foods Cl A                                      26,600             880,992

Health care (10.8%)
American Home Products                                33,700           2,025,370
Bristol-Myers Squibb                                  43,600           2,343,936
Lilly (Eli)                                           28,200           2,331,294
Merck & Co                                            66,000           4,471,500
Pharmacia                                             12,500             555,000
Total                                                                 11,727,100

Insurance (12.6%)
American Intl Group                                   46,500           3,831,600
Aon                                                   33,700           1,207,471
Berkshire Hathaway Cl B                                  886(b)        2,067,038
Chubb                                                  6,700             469,402
Loews                                                 25,700           1,460,531
Markel                                                   400(b)           73,308
Principal Financial Group                             11,000(b)          252,450
Progressive Corp                                      11,400           1,670,442
Sun Life Financial Services of Canada                 12,200(c)          280,478
Transatlantic Holdings                                25,200           2,269,008
Total                                                                 13,581,728

Media (2.1%)
Dun & Bradstreet                                      11,600(b)          397,416
Gannett                                               11,700             812,565
Moody's                                               30,800           1,067,836
Total                                                                  2,277,817

Miscellaneous (1.5%)
Agere Systems Cl A                                   209,400(b)        1,080,504
TyCom                                                 27,000(b,c)        495,990
Total                                                                  1,576,494

See accompanying notes to investments in securities.

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17 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Multi-industry conglomerates (10.6%)
Dover                                                 37,200          $1,371,192
Minnesota Mining & Mfg                                18,300           2,096,814
Tyco Intl                                            135,000(c)        7,938,000
Total                                                                 11,406,006

Paper & packaging (2.7%)
Sealed Air                                            64,400(b)        2,955,960

Real estate investment trust (1.4%)
AvalonBay Communities                                  4,200             203,070
CenterPoint Properties                                26,000           1,273,740
Total                                                                  1,476,810

Restaurants & lodging (1.7%)
Marriott Intl Cl A                                    21,300             801,306
McDonald's                                            38,800           1,041,392
Total                                                                  1,842,698

Retail (4.8%)
Costco Wholesale                                      76,700(b)        3,135,496
Penney (JC)                                           12,700             321,818
RadioShack                                            28,200             816,672
Safeway                                               20,300(b)          904,568
Total                                                                  5,178,554

Transportation (3.3%)
United Parcel Service Cl B                            63,800           3,586,836

Utilities -- gas (1.4%)
Kinder Morgan                                         31,900           1,560,867

Total common stocks
(Cost: $97,048,071)                                                  $98,797,857

Short-term security (8.5%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agency
Federal Home Loan Bank Disc Nt
         12-03-01              2.00%              $9,176,000          $9,175,503

Total short-term security
(Cost: $9,174,471)                                                    $9,175,503

Total investments in securities
(Cost: $106,222,542)(d)                                             $107,973,360


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2001, the value of foreign securities represented 8.1% of net assets.

(d) At Nov. 30, 2001, the cost of securities for federal income tax purposes was approximately $106,223,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                         $ 4,266,000

    Unrealized depreciation                                          (2,516,000)
                                                                     ----------
    Net unrealized appreciation                                     $ 1,750,000
                                                                    -----------

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18 AXP PARTNERS FUNDAMENTAL VALUE FUND -- SEMIANNUAL REPORT

AXP Partners Fundamental Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AFVAX    Class B: AFVBX
Class C: N/A      Class Y: N/A

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6247 A (1/02)